Property and Equipment	12 Months Ended
Jan. 31, 2018
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment
Property and equipment consist of the following:

	Estimated	January 31,
(dollars in thousands)	Useful Lives	2018	2017
Land	—	$4,146	$3,979
Buildings	30 years	1,748	913
Leasehold improvements	5 to 15 years	222,781	215,612
Equipment and fixtures	3 to 5 years	67,710	59,879
Capital leases	3 to 20 years	8,527	4,989
Construction in progress	—	8,097	13,572
		313,009	298,944
Less: accumulated depreciation		(169,857)	(139,742)
		$143,152	$159,202

Depreciation expense was approximately $30.8 million, $28.8 million and $22.7 million for the years ended January 31, 2018, 2017 and 2016, respectively. Construction in progress is comprised primarily of the construction of leasehold improvements related to unopened retail stores and internal-use software under development. Capital lease assets primarily include retail locations.